UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___ )

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☐           Soliciting Material Pursuant to §240.14a-12

Sun Capital Advisers Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sun Capital Advisers Trust
SC Lord Abbett Growth & Income Fund
SC Goldman Sachs Mid Cap Value Fund
SC Goldman Sachs Short Duration Fund
SC PIMCO High Yield Fund

Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
One Sun Life Executive Park
Wellesley, MA 02481

June 15, 2009

Dear Variable Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (the “variable contract”) issued by either Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”).  Shares of one or more of SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund and SC PIMCO High Yield Fund (each, a “Fund” and collectively, the “Funds”) of the Sun Capital Advisers Trust (the “Trust”) have been purchased under your contract by either Sun Life (U.S.) or Sun Life (N.Y.) through one or more of their respective separate accounts (the “Accounts”) to support contract values or fund benefits payable under your variable contract.  Sun Life (U.S.) or Sun Life (N.Y.) is the record owner of Fund shares held by the Account through which your contract was issued.

As record owners of each Fund, Sun Life (U.S.) or Sun Life (N.Y.) has been asked to approve four proposals, one on behalf of each Fund, to continue to rely on the “manager of managers” exemptive order (the “Order”) issued to the Trust by the Securities and Exchange Commission (each, a “Manager of Managers Proposal,” and collectively the “Manager of Managers Proposals”).  The Order permits the Trust’s Board of Trustees and Sun Capital Advisers LLC (“Sun Capital”) to approve the appointment of one or more subadvisers to a Fund, and permits the Trust and Sun Capital to enter into and amend material terms (including fee arrangements) of a Fund’s subadvisory agreement without obtaining further shareholder approval.  The Board of Trustees believes that Sun Capital, the adviser to each Fund, is qualified to select and recommend subadvisers to provide portfolio management services, and that the additional delay and expense associated with seeking further shareholder approval would result in unnecessary expenses to a Fund. Although no such appointments or changes are currently contemplated, the Trust’s Board of Trustees believes the flexibility permitted by continued reliance on the Order would be beneficial to each Fund.

The Funds’ only shareholders of record are: (i) the Accounts; (ii) Sun Life Assurance Company of Canada (which purchased shares at the inception of each Fund to provide seed money for each Fund); and (iii) certain “funds of funds” advised by Sun Capital and subadvised by a third party subadviser, which “funds of funds” are owned exclusively by the Accounts and Sun Life Assurance Company of Canada as seed capital provider.

As is more fully explained in the attached proxy statement, the Trust is holding a meeting of shareholders of the Funds solely for the purpose of voting on the Manager of Managers Proposals.  Only shareholders of a Fund are entitled to vote on the Manager of Managers Proposal relating to that Fund.  As you may know, your variable contract gives you the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) on how to vote the Fund shares supporting your contract at any meeting of that Fund’s shareholders at which shareholders are being asked to vote on any matter. WE ARE WRITING TO YOU TO ASK THAT YOU PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S) SO THAT SUN LIFE (U.S.) OR SUN LIFE (N.Y.) MAY VOTE ON YOUR BEHALF AT THE MEETING OF SHAREHOLDERS OF THE FUND OR FUNDS IN WHICH YOUR VARIABLE CONTRACT VALUES ARE INVESTED.

The Board of Trustees recommends that those owners of variable contract owners with contract value allocated to any Fund instruct Sun Life (U.S.) or Sun Life (N.Y.) to vote FOR the Manager of Managers Proposal relating to that Fund. YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO PROVIDE YOUR VOTING INSTRUCTIONS BY ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM(S). TO BE COUNTED, YOUR INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 5:00 p.m. ON JULY 14, 2009.  For more information, please call Sun Capital at 1-800-432-1102 x3330.

Sincerely,

_/s/ John T. Donnelly_______
John T. Donnelly
President
Sun Capital Advisers Trust

Sun Capital Advisers Trust
SC Lord Abbett Growth & Income Fund
SC Goldman Sachs Mid Cap Value Fund
SC Goldman Sachs Short Duration Fund
SC PIMCO High Yield Fund

One Sun Life Executive Park
Wellesley, MA 02481
1-800-432-1102 x3330

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held July 15, 2009

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting: To Be Held on July 15, 2009.

The Proxy Statement (including a proxy card or voting instruction form) is available at
www.proxyweb.com.

NOTICE IS HEREBY GIVEN of a Special Meeting (“Meeting”) of the shareholders of Sun Capital Advisers Trust (the “Trust”). The Meeting will be held at One Sun Life Executive Park, Wellesley, Massachusetts 02481, on July 15, 2009, at 10:00 a.m. (E.T.), for the following purposes:

(1)
WITH RESPECT TO EACH FUND LISTED ABOVE, to separately approve each Fund’s continued reliance on the Trust’s manager of managers order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC (“Sun Capital”) to appoint one or more subadvisers, and permits the Trust and Sun Capital to enter into and amend material terms (including fee arrangements) of subadvisory agreements without having to obtain further shareholder approval; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments thereof.

To the owners of variable annuity contracts or variable life insurance policies (“variable contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) entitled to give voting instructions in connection with a separate account of Sun Life (U.S.) or Sun Life (N.Y.):

The only shareholders of the Funds are: (i) certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.) supporting variable contracts issued by Sun Life (U.S.) or Sun Life (N.Y.), (ii) Sun Life Assurance Company of Canada (“SLOC”), and (iii) certain “funds of funds” advised by Sun Capital and subadvised by a third party subadviser.  With respect to shares of the Funds that are held by Sun Life (U.S.) and Sun Life (N.Y.) and attributable to variable contracts having contract values allocated to separate accounts invested in such shares, Sun Life (U.S.) and Sun Life (N.Y.) hereby solicit, and agree to vote shares of the Funds at the Meeting in accordance with, timely instructions received from the owners of those variable contracts.  SLOC holds shares of certain Funds as a result of investing seed capital in those Funds at their inception.  SLOC will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions.  Likewise, Sun Capital will cause the relevant “funds of funds” advised by it to vote their shares of the Funds in the same proportion (for, against, abstain) as the votes of other shareholders of the Funds.

As a variable contract owner of record at the close of business on June 1, 2009, you have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the manner in which shares of a Fund attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for the Funds is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

* * *

The Board of Trustees (the “Board”) of the Trust, including the Trustees who are not “interested” (as defined in the Investment Company Act of 1940, as amended) persons of the Trust, unanimously recommends that (i) the owners of variable contracts instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” the proposals and (ii) the record shareholders of the Funds vote “FOR” the proposals, in each case, to allow Sun Capital and the Board to appoint subadvisers and to approve amendments to subadvisory agreements without obtaining further shareholder approval.

Directions to attend the Meeting where you may vote in person may be obtained by calling Sun Capital at 1-800-432-1102 x3330.

Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps on the enclosed Voting Instruction Form(s) to provide voting instructions by telephone, through the Internet, or by mail.

By order of the Board of Trustees

_/s/ Maura A. Murphy, Esq.______
Maura A. Murphy, Esq.
Secretary

Wellesley, Massachusetts
June 15, 2009

Sun Capital Advisers Trust
One Sun Life Executive Park
Wellesley Hills, MA 02481

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS
To Be Held July 15, 2009

TABLE OF CONTENTS

INTRODUCTION ...............................................................................................................1

GENERAL VOTING INFORMATION…………………………………………..………2

THE MANAGER OF MANAGERS PROPOSALS: 4
TO APPROVE A PROPOSAL TO CONTINUE TO RELY ON THE TRUST'S MANAGER OF MANAGERS ORDER, WHICH PERMITS THE TRUST'S BOARD OF TRUSTEES AND SUN CAPITAL ADVISERS LLC ("SUN CAPITAL") TO APPOINT ONE OR MORE SUBADVISERS, AND PERMITS THE TRUST AND SUN CAPITAL TO ENTER INTO AND AMEND MATERIAL TERMS (INCLUDING FEE ARRANGEMENTS) OF SUBADVISORY AGREEMENTS WITHOUT HAVING TO OBTAIN FURTHER SHAREHOLDER APPROVAL.

ADDITIONAL INFORMATION 7

Exhibit A: Notice of Application for Manager of Managers Order.……………………A-1

INTRODUCTION

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board”) of Sun Capital Advisers Trust (the “Trust”) (i) by the Trust to shareholders of record of the Funds listed below; and (ii) by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.)”) or Sun Life Insurance and Annuity Company of New York (“Sun Life (N.Y.)”) to owners (“Owners”) of certain variable annuity contracts and variable life insurance policies (“variable contracts”) issued by Sun Life (U.S.) or Sun Life (N.Y.) and having contract values on the record date allocated to a separate account of Sun Life (U.S.) or Sun Life (N.Y.) invested in a series of shares of the Trust, representing an interest in one or more of the following funds listed below:

SC Lord Abbett Growth & Income Fund	SC Goldman Sachs Short Duration Fund
SC Goldman Sachs Mid Cap Value Fund	SC PIMCO High Yield Fund

 (each, a “Fund” and collectively, the “Funds”).

This Proxy Statement is being furnished in connection with the solicitation of proxies from record shareholders and of voting instructions from Owners, in each case, for use at the special meeting of shareholders of the Funds (the “Meeting”). The Meeting is to be held on July 15, 2009, at 10:00 a.m. (E.T.), at the offices of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, for the purposes set forth below and in the accompanying Notice of Meeting of Shareholders. Shareholders of each Fund will meet and vote at the Meeting as to proposals applicable to such Fund(s). The approximate mailing date of this Proxy Statement and the Voting Instruction Form(s) is June 15, 2009.

At the Meeting, shareholders of each Fund will be asked:

1.
To approve a proposal to continue to rely on the Trust’s manager of managers order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC (“Sun Capital”) to appoint one or more subadvisers, and permits the Trust and Sun Capital to enter into and amend material terms (including fee arrangements) of subadvisory agreements without having to obtain further shareholder approval (the “Manager of Managers Proposal”).

(Note:  The shareholders of each Fund will be asked separately to approve the Manager of Manager Proposal relating to their Fund.  Only shareholders of a Fund are entitled to vote on the Manager of Managers Proposal relating to that Fund.)

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The only shareholders of the Funds are (i) certain separate accounts of Sun Life (U.S.) and Sun Life (N.Y.), (ii) Sun Life Assurance Company of Canada (“SLOC”), and (iii) certain “fund of funds” advised by Sun Capital and subadvised by a third party subadviser. Each of Sun Life (U.S.), Sun Life (N.Y.) and SLOC is an insurance company subsidiary of Sun Life Financial Inc., a publicly traded company with common shares listed on the New York, Toronto and Philippine stock exchanges.  With respect to shares of the Funds that are attributable to variable contracts having contract value allocated to Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Sun Life (N.Y.) Variable Account C, Sun Life (N.Y.) Variable Account D or Sun Life (N.Y.) Variable Account J (the “Accounts”) and invested in the relevant Fund’s shares on the record date, Sun Life (U.S.) and Sun Life (N.Y.) will vote such shares at the Meeting in accordance with instructions timely received from the Owners of such contracts.  SLOC holds shares of certain Funds as a result of investing seed capital in those Funds at their inception.  SLOC will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions.  Likewise, Sun Capital will cause the relevant “funds of funds” advised by it to vote their shares of the Funds in the same proportion (for, against, abstain) as the votes of other shareholders of the Funds.

The Trust is an open-end, management investment company issuing 20 series of shares, each series representing a fractional undivided interest in a particular investment portfolio, each of which has a different investment objective and different investment policies.

Earlier this year, each record shareholder of the Trust and each Owner received the Trust’s 2008 annual report to shareholders, dated as of December 31, 2008.  Additional copies of these reports are also available without charge by calling Sun Capital at 1-800-432-1102 x3330 or writing to the Secretary of the Trust at One Sun Life Executive Park, Wellesley, Massachusetts 02481, Sun Code 2335.

GENERAL VOTING INFORMATION

This Proxy Statement is being furnished on behalf of the Board of the Trust in connection with the solicitation (i) of proxies from record shareholders of each Fund; and (ii) by Sun Life (U.S.) and Sun Life (N.Y.) of voting instructions from Owners indirectly invested in each Fund, in each case, in connection with the Meeting to be held on July 15, 2009.  The Trust’s Board has called the Meeting to consider the matters indicated on the cover page of the Proxy Statement.

The Accounts, SLOC and certain “funds of funds” advised by Sun Capital and subadvised by a third party subadviser are the only holders of each Fund’s shares. Sun Life (U.S.) and Sun Life (N.Y.) will vote each Fund’s shares attributable to the variable contracts funded through the Accounts at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under such variable contracts.  Owners have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the contract value on the record date under that Owner’s variable contract allocated to the subaccount of each Account holding the shares of the relevant Fund.

Sun Life (U.S.) and Sun Life (N.Y.) will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are timely received.  If a Voting Instruction Form is received that does not specify a choice, Sun Life (U.S.) or Sun Life (N.Y.) will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates.  In certain circumstances, Sun Life (U.S.) and Sun Life (N.Y.) have the right to disregard voting instructions from certain Owners.  Sun Life (U.S.) and Sun Life (N.Y.) do not believe that these circumstances exist with respect to matters currently before each Fund’s shareholders.  Owners may revoke previously submitted voting instructions given to Sun Life (U.S.) or Sun Life (N.Y.) at any time prior to the Meeting by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

SLOC holds shares of certain Funds as a result of investing seed capital in those Funds at their inception.  SLOC will vote its shares of the Funds in proportion (for, against or abstain) to those for which Sun Life (U.S.) and Sun Life (N.Y.) together receive timely instructions from persons entitled to give voting instructions.  Likewise, Sun Capital will cause the relevant “funds of funds” advised by it to vote their shares of the Funds in the same proportion (for, against, abstain) as the votes of other shareholders of the Funds.  Record shareholders may revoke previously executed proxies at any time prior to the meeting by notifying the Secretary of the Trust in writing at One Sun Life Executive Park, Wellesley MA  02481.

Neither the Securities and Exchange Commission nor Sun Life (U.S.) or Sun Life (N.Y.) require any specific minimum percentage of Owners to vote; therefore, the instructions of a small number of Owners could determine the outcome of the Shareholder vote on a proposal.

The Board of the Trust has fixed June 1, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of June 1, 2009, each Fund had the following number of shares outstanding:

Fund	Number of Shares Outstanding
SC Lord Abbett Growth & Income Fund	71,906,792.684
SC Goldman Sachs Mid Cap Value Fund	20,861,316.679
SC Goldman Sachs Short Duration Fund	67,242,280.140
SC PIMCO High Yield Fund	11,204,768.921

None of the Trustees or executive officers of the Trust beneficially owns, directly or indirectly, any shares of the Trust.  Based on information provided by Sun Life (U.S.) and Sun Life (N.Y.), there are no Owners, as of June 1, 2009, who have the right to instruct Sun Life (U.S.) or Sun Life (N.Y.) as to 5% or more of any Fund's shares.

As of June 1, 2009, the “funds of funds” advised by Sun Capital holding 5% or more of any Fund’s shares owned the following number of shares of each Fund:

Fund	SC Ibbotson Fund	Number of Shares	Number of Shares as a Percentage of the Fund’s Total Outstanding Shares
SC Goldman Sachs Mid Cap Value Fund	SC Ibbotson Balanced Fund	1,362,180.606	6.5%
	SC Ibbotson Growth Fund	1,047,485.693	5.0%
SC PIMCO High Yield Fund	SC Ibbotson Balanced Fund	1,569,858.090	14.0%
	SC Ibbotson Moderate Fund	1,432,033.516	12.8%

Unless an Owner attends the meeting to give voting instructions in person, Sun Life (U.S.) or Sun Life (N.Y.) must receive an Owner’s properly executed voting instruction form at PROXY TABULATOR, P.O. BOX 9122, HINGHAM, MASSACHUSETTS 02043, or telephone or internet instructions by 5:00 p.m. (E.T.) on July 14, 2009, in order for the Owner’s voting instructions to be considered present and to be voted.

Unless a record shareholder attends the meeting to vote in person, the Trust must receive a record shareholder’s properly executed proxy at PROXY TABULATOR, P.O. BOX 9122, HINGHAM, MASSACHUSETTS  02403 or telephone or internet instructions by 5:00 PM (E.T.) on July 14, 2009, in order for such record shareholder’s shares to be considered present and to be voted.

The Trust is a statutory trust that was organized under Delaware law on July 13, 1998, and is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each share of beneficial interest is entitled to one vote.  Fractional shares are entitled to a proportionate fractional vote, which will be counted.

Approval of each Manager of Managers Proposal, which is to be voted on only by shareholders of the Fund to which the Manager of Managers Proposal relates, requires the affirmative vote of the holders of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund’s outstanding voting securities.  Both Service Class and Initial Class shareholders of the Funds, vote together as a single class with respect to each Manager of Managers Proposal.

Shares that receive a voting instruction to “abstain” on a proposal will be treated as shares that are present and entitled to vote for purposes of determining whether the number of shares that are present and entitled to vote with respect to any particular proposal represents a quorum, but will not be counted as votes for purposes of determining whether the proposal has passed.  Shareholders present at the Meeting may adjourn the Meeting for various reasons including the following: (1) fewer than one-third of the outstanding shares are present at the meeting, (2) insufficient votes are present for purposes of having a quorum with respect to a proposal, or (3) insufficient votes are cast in favor of a proposal to approve the proposal.  Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders or Owners.  Sun Life (U.S.) and Sun Life (N.Y.) will vote: (1) shares represented by instructions to vote in favor of a proposal, in favor of adjournment, (2) shares represented by instructions to vote against a proposal, against an adjournment, (3) shares represented by instructions to abstain on a proposal, abstaining on adjournment, and (4) remaining shares, in favor or against adjournment or abstaining in proportion to the shares voted pursuant to instructions. SLOC and the “funds of funds” advised by Sun Capital will vote their shares of the Funds in proportion to the voting of Sun Life (U.S.) and Sun Life (N.Y.) as described in (1) to (4) above.

Sun Life (U.S.) or Sun Life (N.Y.) will bear all of the expenses of soliciting voting instructions for each Proposal. The solicitation of instructions will be made primarily by mail but may include (without cost to the Trust), telephone, telegraphic or oral communications by employees of Sun Life (U.S.) or its affiliates. This Proxy Statement and voting instruction form(s) were first mailed to Owners on or about June 15, 2009.

THE MANAGER OF MANAGERS PROPOSALS:

TO APPROVE A PROPOSAL TO CONTINUE TO RELY ON THE TRUST’S MANAGER OF MANAGERS ORDER, WHICH PERMITS THE TRUST’S BOARD OF TRUSTEES AND SUN CAPITAL ADVISERS LLC (“SUN CAPITAL”) TO APPOINT ONE OR MORE SUBADVISERS, AND PERMITS THE TRUST AND SUN CAPITAL TO ENTER INTO AND AMEND MATERIAL TERMS (INCLUDING FEE ARRANGEMENTS) OF SUBADVISORY AGREEMENTS WITHOUT HAVING TO OBTAIN FURTHER SHAREHOLDER APPROVAL.

Summary

On April 24, 2000, the Trust and Sun Capital obtained an exemptive order from the Commission relieving them from certain provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder, and permitting Sun Capital to appoint subadvisers, to enter into subadvisory agreements and to amend existing subadvisory agreements with the approval of the Board of Trustees but without obtaining shareholder approval (the “Manager of Managers Order” or the “Order”).

The Manager of Managers Order applies to all of the Funds that meet the conditions of the Order.  Absent such an exemptive order, the provisions of the 1940 Act would require that shareholders of a mutual fund approve any new subadvisory agreement and any material amendments to an existing subadvisory agreement.  If shareholders of each of the SC Lord Abbett Growth & Income Fund, SC Goldman Sachs Mid Cap Value Fund, SC Goldman Sachs Short Duration Fund or SC PIMCO High Yield Fund approve the proposal relating to such Fund (each, a “Manager of Managers Proposal,” and collectively the “Manager of Managers Proposals”), the Fund will be authorized to continue to rely on the Order and Sun Capital will be authorized, subject to approval by the Board, including a majority of the Trustees who are not “interested” (as defined in the 1940 Act) persons of the Trust (“Independent Trustees”), to evaluate, select and retain one or more subadvisers for such Fund, replace any subadviser so approved or modify any subadvisory agreement with respect to such Fund without obtaining further approval of the Fund’s shareholders.  The Board and Sun Capital would be authorized to take such actions whenever they determine that such actions will benefit the Fund and its shareholders. The exemptive relief provided by the Order would not extend to permit the appointment of any subadviser affiliated with Sun Capital or the amendment of any subadvisory agreement with any such affiliate.

Reason for the Manager of Managers Proposals

One condition of the Manager of Managers Order is that the shareholders of any Fund that is to rely on the Order must first approve the application of the Order to that Fund.

When each Fund was launched, the initial shareholder approved the respective Fund’s ability to rely on the Manager of Managers Order.  Subsequently, however, on February 20, 2009, shares of certain investment portfolios of Lord Abbett Series Fund, Inc. and PIMCO Variable Insurance Trust attributable to variable contracts issued by Sun Life (U.S.) and Sun Life (N.Y.) were transferred to the Funds in exchange for shares of the Funds having an equivalent value to the net assets transferred.  As a result of this transaction, the Funds were substituted for these other investment portfolios in the variable contracts and became the funding vehicles for contract values previously invested in these funds.

This substitution transaction was effected in reliance on an exemptive order issued by the Commission to Sun Life (U.S.) and Sun Life (N.Y.) pursuant to Section 26(c) of the 1940 Act (the “Substitution Order”).  A condition of the Substitution Order requires that before a Fund may change its subadviser, add a new subadviser, or otherwise rely on the Manager of Managers Order, such Fund’s shareholders must vote to approve either the subadviser change or the Fund’s continued ability to rely on the Manager of Managers Order.  Thus, as a result of the February 20, 2009 substitution transaction made in reliance on the Substitution Order, the Funds may not currently utilize the exemptive relief granted by the Manager of Managers Order that each would otherwise be entitled to utilize.

The Trustees have determined that it is in the best interest of the shareholders of the Funds that Sun Capital and the Funds be entitled to rely on the Manager of Managers Order.

Continuation of Reliance on the Manager of Managers Order

Sun Capital has served as the investment adviser to each Fund of the Trust since its inception.  Sun Capital represents that it has the experience and expertise to evaluate, select and supervise subadvisers that Sun Capital believes can add value to shareholders’ investments in the Funds and where appropriate, replace a subadviser who no longer performs in accordance with Sun Capital’s expectations.

In the case of each Fund, Sun Capital has selected the subadvisers to manage the Funds’ portfolios and has overseen the Funds’ performance.

As described above, approval of the Manager of Managers Proposal will simply restore each Fund’s ability to rely upon the Manager of Managers Order.  It will not affect any of the requirements under the federal securities laws that govern the Trust, the Funds, Sun Capital, any proposed subadviser, or any proposed subadvisory agreement, other than the requirement to have a subadvisory agreement approved at a meeting of a Fund’s shareholders. The Board of the Trust, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements between Sun Capital and any subadviser, as well as all changes to any subadvisory agreements.  In addition, in connection with any utilization of the relief afforded by the Manager of Managers Order, each Fund and Sun Capital would be subject to several conditions imposed by the Commission to ensure that the interests of each Fund’s shareholders are adequately protected.  These conditions are set forth in the public notice of the Manager of Managers Order, a copy of which is attached hereto as Exhibit A to this Proxy Statement.  One significant condition is that the Manager of Managers Order does not apply to any subadviser that is an affiliated person of the Trust or Sun Capital other than by reason of serving as a subadviser to one or more Funds.  Another significant condition is that Sun Capital must have overall supervisory responsibility for the general management and investment of each Fund’s portfolio, and, subject to review and approval by the Board of the Trust, must (i) set the Fund’s overall investment strategies, (ii) select subadviser(s), (iii) monitor and evaluate the performance of subadvisers, (iv) ensure that subadvisers comply with the Fund’s investment objectives, policies and restrictions, and (v) allocate assets among a Fund’s subadvisers when a Fund has more than one subadviser.

Furthermore, as another condition of the Manager of Managers Order, within 90 days following any change to a Fund’s subadvisory arrangements made in reliance upon the Order, such Fund will provide the shareholders of the Fund with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the Fund would be required to send to Fund shareholders in a proxy statement.  This information statement will permit Owners having contract values invested in shares of the relevant Fund to determine if they are satisfied with the subadvisory arrangement.  If not satisfied, these Owners would be able to transfer their contract values from the Fund to another fund.  Transfers may be subject to restrictions and/or transaction fees that apply under the variable contracts.

SHAREHOLDER APPROVAL OF A MANAGER OF MANAGERS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY A FUND. FURTHERMORE, THERE IS NO CURRENT INTENTION TO CHANGE THE SUBADVISORY ARRANGEMENTS OF ANY FUND. If a Fund approves the Manager of Managers Proposal, Sun Capital, pursuant to its management contract with such Fund, will continue, directly or through subadvisers, to provide the same level of management and administrative services to the Fund as it has always provided.  Sun Capital receives a fee from the Fund for the services it provides under its management contract with the Fund, and Sun Capital is responsible for paying the subadvisory fee to the Fund’s subadviser.  No Fund will be responsible for the payment of any subadvisory fees.

The exemptive relief provided by the Manager of Managers Order applies to at least the following situations for each Fund: (1) a subadviser is removed and replaced for substandard performance; (2) an individual acting as the Fund’s portfolio manager moves from employment with one subadviser to another firm, which firm Sun Capital and the Trust’s Board then wishes to appoint as a subadviser; (3) there is a change of control of a subadviser terminating the existing subadvisory agreement with the subadviser; (4) Sun Capital and the Trust’s Board decide to diversify the Fund’s management by adding one or more additional subadviser(s); (5) there is a change in investment style of the Fund requiring a change to a subadviser having expertise in that style; and (6) Sun Capital negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that Sun Capital pays to a subadviser. If Sun Capital negotiates a decrease in the compensation that it pays any subadviser and thereby retains more of the advisory fee for itself, no shareholder action would be required. The Manager of Managers Order will not be used to approve any subadviser that is affiliated with Sun Capital as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any new or amended subadvisory arrangement with an affiliated subadviser.

The Board believes that it is in the best interest of the Owners having contract values invested in the shares of each Fund to continue to allow Sun Capital the flexibility to provide investment advisory services to each Fund through one or more subadvisers. In addition, the Board believes that restoring to Sun Capital and the Trust’s Board maximum flexibility to select, supervise and evaluate subadvisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interest of shareholders of each Fund because it will allow each Fund to operate more efficiently.  Without the ability to utilize the Manager of Managers Order, in order for Sun Capital to appoint a new subadviser or materially modify a subadvisory agreement, the Board would need to call and hold a shareholder meeting of a Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Sun Capital would be able to act more quickly to appoint a new subadviser if and when the Board and Sun Capital feel that the appointment would benefit a Fund.

Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in Sun Capital (subject to review by the Board) in light of Sun Capital’s expertise in investment management and its ability to select the most appropriate subadviser(s). The Board believes that many Owners choose to invest contract values in the Funds because of Sun Capital’s investment management experience and expertise. Sun Capital believes that, if in the future it becomes appropriate to change a subadviser to a Fund, it can use this experience and expertise in evaluating and choosing subadvisers who can add the most value to a shareholder’s investment in a Fund.

Finally, the Board will provide sufficient oversight of each Fund’s subadvisory arrangements to ensure that shareholders’ interests are protected whenever Sun Capital selects a subadviser or modifies a subadvisory agreement.  The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements.  In their review, the Board will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers.  The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser’s compliance with federal securities laws and regulations.  Each subadvisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Manager of Managers Order provides relief.

Recommendation

The Board of the Trust, including the Independent Trustees, unanimously recommends that (i) Owners instruct Sun Life (U.S.) and Sun Life (N.Y.) to vote “FOR” the Manager of Managers Proposals and (ii) the record shareholders of the Fund vote “For” the Manager of Managers Proposals, in each case, to allow Sun Capital and the Board to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without obtaining further shareholder approval.

ADDITIONAL INFORMATION

Information about the mutual funds available as investment options under the variable contracts is included in their current prospectuses, which have been sent to Owners, and statements of additional information.  Copies of these materials are available, without charge, upon request. Copies of the Annual Reports for the Trust and the other mutual funds available as investment options under the variable contracts are also available upon request.  To request a copy of a prospectus, statement of additional information, or annual report for the Trust, please contact Sun Capital at 1-800-432-1102 x3330.

Sun Life (U.S.), Sun Life (N.Y.) and the Trust know of no other matters to be brought before the Meeting, but should any other matter requiring the vote of shareholders arise, Sun Life (U.S.) or Sun Life (N.Y.) will vote in accordance with their best judgment in the interest of the Trust and the relevant Fund(s).

Shareholder Proposals

Since the Trust does not hold regular meetings of shareholders, it cannot anticipate or provide the date of the next meeting of shareholders. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Trust a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders or Owners.

Investment Adviser and Subadvisers

Sun Capital, One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the investment manager to the Trust.  For its services, Sun Capital receives a fee from each Fund, equal on an annual basis to a percentage of the Fund’s average daily net assets.  The annual fee paid to Sun Capital by SC Lord Abbett Growth & Income Fund, SC PIMCO High Yield Fund, SC Goldman Sachs Mid Cap Value Fund and SC Goldman Sachs Short Duration Fund is 0.87%, 0.74%, 1.05% and 0.64%, respectively, of such Fund’s average daily net assets.  Sun Capital pays a subadvisory fee to each Fund’s subadviser.  No fund is responsible for paying a subadviser’s fee directly.  Sun Capital has engaged:

Lord Abbett & Co., LLC (“Lord Abbett”), a registered investment adviser with its principal business address at 90 Hudson Street, Jersey City, NJ 07302-3973, as the subadviser to the SC Lord Abbett Growth & Income Fund.  The annual subadvisory fee paid by Sun Capital to Lord Abbett is equal to a percentage of that Fund’s average daily net assets as follows:  0.35% for assets between $0 and $200 million, 0.27% for assets between $200 million and $400 million and 0.25% for assets above $400 million;

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser with its principal business address at 840 Newport Center Drive, Newport Beach, California 92660, as the subadviser to the SC PIMCO High Yield Fund.  The annual subadvisory fee paid by Sun Capital to PIMCO is 0.25% of that Fund’s average daily net assets; and

Goldman Sachs Asset Management, L.P. (“GSAM”), a registered investment adviser with its principal business address at 32 Old Slip, 24th Floor, New York, New York 10005, as the subadviser to the SC Goldman Sachs Mid Cap Value Fund and the SC Goldman Sachs Short Duration Fund.  The annual subadvisory fee paid by Sun Capital to GSAM for SC Goldman Sachs Mid Cap Value Fund is 0.40% of that Fund’s average daily net assets; and the annual subadvisory fee paid by Sun Capital to GSAM for SC Goldman Sachs Short Duration Fund is equal to a percentage of that Fund’s average daily net assets as follows:  0.18% for assets between $0 and $250 million, 0.16% for assets between $250 million and $500 million and 0.14% for assets above $500 million.

Administrator

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, serves as the Trust’s administrator.

Principal Underwriter

Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley, Massachusetts 02481, serves as the Trust’s principal underwriter.

Persons to be named as proxies

The Board has named Maura A. Murphy and James F. Alban to serve as proxies who are authorized to vote shares of the Fund owned by record shareholders.

Inquiries

Contract Owners may make inquiries by contacting their registered sales representative or by calling Sun Capital at 1-800-432-1102 x3330.

Quorum, Vote Required, and Voting Procedures

A quorum for the Meeting, for purposes of voting on a Manager of Managers Proposal, consists of holders of more than 50 percent of the relevant Fund’s outstanding shares present at the Meeting in person or by proxy.

Required Vote

Approval of each Manager of Managers Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund to which the Manager of Managers Proposal relates. The term “a majority of the outstanding voting securities,” as used in this Proxy Statement, is defined by the 1940 Act as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of a Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of a Fund’s outstanding voting securities. Both the Service Class and Initial Class shareholders of a Fund will vote together on each Manager of Managers Proposal. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will not be treated as voted for purposes of determining whether the Manager of Managers Proposal has passed. If a Fund’s shareholders do not approve the Manager of Managers Proposal relating to such Fund, the subadviser approval policy will not be adopted and decisions regarding a proposed subadviser or a material change to a subadvisory agreement will continue to require shareholder approval.

Adjournment for Insufficient Instructions

Neither the Securities and Exchange Commission nor Sun Life (U.S.) or Sun Life (N.Y.) require any specific minimum percentage of Owners to provide voting instructions for Sun Life (U.S.) or Sun Life (N.Y.) to be able to vote shares attributable to such Owners’ variable contracts.  Furthermore, SLOC and the “funds of funds” advised by Sun Capital that are shareholders of the Funds will vote their shares of the Funds, directly or indirectly, in proportion to the instructions received from Owners.  Therefore, the instructions of a small number of Owners could determine the outcome of the Shareholder vote on a proposal.  Shareholders present at the Meeting may adjourn the Meeting for various reasons including the following: (1) fewer than one-third of the outstanding shares present at the meeting, (2) insufficient votes are present for purposes of having a quorum with respect to a proposal, or (3) insufficient votes are cast in favor of a proposal to approve the proposal.  Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders or Owners.

Maura A. Murphy, Esq.
Secretary

Exhibit A: Notice of Application

SECURITIES AND EXCHANGE COMMISSION
[Release No. IC-24368; File No. 812-11790]
Sun Capital Advisers Trust and Sun Capital Advisers. Inc.; Notice of Application
March 27, 2000
Agency: Securities and Exchange Commission (“Commission”).
Action: Notice of application under section 6(c) of the Investment Company Act of 1940 (the “Act”) for an exemption from section 15(a) of the Act and rule 18f-2 under the Act.
Summary of Application:  The requested order would permit applicants, Sun Capital Advisers Trust (the “Trust”) and Sun Capital Advisers, Inc. (the “Adviser”), to enter into and materially amend investment subadvisory agreements without obtaining shareholder approval.
Filing Dates:  The application was filed on September 29, 1999, and amended on January 18, 2000.  Applicants have agreed to file an additional amendment during the notice period, the substance of which is reflected in this notice.
Hearing or Notification of Hearing:  An order granting the application will be issued unless the Commission orders a hearing.  Interested persons may request a hearing by writing to the Commission’s Secretary and serving applicants with a copy of the request, personally or by mail.  Hearing requests must be received by the Commission by 5:30 p.m. on April 21, 2000, and should be accompanied by proof of service on the applicants in the form of an affidavit or, for lawyers, a certificate of service.  Hearing requests should state the nature of the writer’s interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Commission’s Secretary.
Addresses:  Secretary, Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609; Applicants, One Sun Life Executive Park, Wellesley Hills, MA 02481-5699.
For Further Information Contact:  Christine Y. Greenlees, Branch Chief, at (202) 942-0564 (Division of Investment Management, Office of Investment Company Regulation).
Supplementary Information:  The following is a summary of the application.  The complete application may be obtained for a fee at the Commission’s Public Reference Branch, 450 Fifth Street, N.W., Washington, DC 20549-0102 (tel. (202) 942-8090).
Applicants’ Representations:
1.           The Trust, a Delaware business trust, is registered under the Act as an open-end management investment company.  The Trust is comprised on six separate series, each with its own distinct investment objectives, policies and restrictions (each, a “Fund”).1  Each Fund’s shares are continually offered for sale as funding vehicles for variable annuity and variable life insurance contracts issued by participating insurance companies and for qualified pension plans.
2.           The Adviser, an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada (“Sun Life”), is registered under the Investment Advisers Act of 1940 (“Advisers Act”).  The Trust, on behalf of each Fund, has entered into investment advisory agreements with the Adviser (each, an “Advisory Agreement”), pursuant to which the Adviser serves as the investment adviser to the Funds.  Each Advisory Agreement has been approved by the Funds’ initial shareholder, Sun Life, and by a majority of the Trust’s board of trustees (the “Board”), including a majority of the trustees who are not “interested persons,” as defined in section 2(a)(19) of the Act, of the Trust or the Adviser (“Independent Trustees”).
3.           Under the Advisory Agreements, the Adviser, subject to Board oversight, provides each Fund with investment research, advice, and supervision, and furnishes an investment program for each Fund.  The Advisory Agreements also provide that the Adviser may delegate its responsibility for providing investment advice and making investment decisions for a particular Fund to one or more subadvisers (“Subadvisers”).  The Adviser selects Subadvisers based on the Adviser’s continuing evaluation of their skills in managing assets pursuant to particular investment styles.  The Adviser screens potential new Subadvisers and engages in an on-going analysis of the continued advisability as to the retention of its existing Subadvisers.  From time to time, the Adviser may recommend to the Board that the services of a Subadviser be terminated.  Each Fund pays the Adviser a fee for its services based on the Fund’s average daily net assets.
4.           The Adviser has entered into investment subadvisory agreements (“Subadvisory Agreements”) with Wellington Capital Management LLC (“Wellington”) to serve as Subadviser to three of the Funds.  Wellington is not an “affiliated person,” as defined in section 2(a)(3) of the Act (“Affiliated Person”), of the Trust or the Adviser.  The Trust may in the future offer Funds managed by other Subadvisers or by multiple Subadvisers.  Each Subadviser will have discretionary authority to invest the assets of a particular Fund, subject to general supervision by the Adviser and the Board, and will be registered under the Advisers Act or exempt from registration.  The Advisers pays each Subadviser’s fees out of the fees the Adviser receives from each Fund.
5.           Applicants request relief to permit the Adviser to enter into and materially amend Subadvisory Agreements without obtaining shareholder approval.  The requested relief will not extend to a Subadviser that is an Affiliated Person of the Trust or the Adviser, other than by reason of serving as a Subadviser to one or more of the Funds (“Affiliated Subadviser”).
Applicant’s Legal Analysis:
           1.           Section 15(a) of the Act provides, in relevant part, that it is unlawful for any person to act as an investment adviser to a registered investment company except under a written contract approved by a majority of the investment company’s outstanding voting shares.  Rule 18f-2 under the Act provides that each series or class of stock in a series company affected by a matter must approve the matter if the Act requires shareholder approval.
2.           Section 6(c) of the Act authorizes the Commission to exempt persons or transactions from the provisions of the Act, or from any rule thereunder, to the extent that the exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policies and provisions of the Act.  Applicants request an exemption under section 6(c) of the Act from section 15(a) of the Act and rule 18f-2 under the Act to permit them to enter into and materially amend Subadvisory Agreements without shareholder approval.
3.           Applicants assert that a Fund’s investors rely on the Adviser to select and monitor Subadvisers best suited to manage the Fund’s portfolio.  Applicants submit that, from the perspective of an investor, the role of the Subadvisers is comparable to that of individual portfolio managers employed by other investment company advisory firms.  Applicants contend that requiring shareholder approval of Subadvisory Agreements would impose expenses and unnecessary delays on the Funds, and may preclude the Adviser from promptly acting in a manner considered advisable by the Board.  Applicants note that the Advisory Agreements will remain subject to section 15(a) of the Act and rule 18f-2 under the Act, including the requirements for shareholder approval.
Applicant’s Conditions:
Applicants agree that any order granting the requested relief will be subject to the following conditions:
1.           Before a Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application will be approved by a majority of the Fund’s outstanding voting securities (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unitholders of the sub-account), as defined in the Act, or by its initial shareholder, provided that, in the case of approval by the initial shareholder, the pertinent Fund’s shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, the unitholders of the sub-account) purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below.  Similarly, before a Future Fund may rely on the order requested in the application, the operation of the Future Fund in the manner described in the application will be approved by its initial shareholder before a public offering of shares of such Future Fund, provided that shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, the unitholders of the sub-account) purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below.
2.           Each Fund will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to the application.  In addition, each Fund will hold itself out to the public as employing the management structure described in the application.  The prospectus will prominently disclose that the Adviser has the ultimate responsibility to oversee the Subadvisers and recommend their hiring, termination and replacement.
3.           At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be at the discretion of the then-existing Independent Trustees.
4.           The Adviser will not enter into a Subadvisory Agreement with any Affiliated Subadviser without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unit holders of the sub-account).
5.           When a Subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that the change is in the best interests of the Fund and its shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, the best interests of the Fund and unit holders of any such sub-account), and does not involve a conflict of interest from which the Adviser or the Affiliated Subadviser derives an inappropriate advantage.
6.           Within 90 days of the hiring of any new Subadviser for any Fund, the Fund shareholders (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, the unit holders of the sub-account) will be furnished all relevant information about a new Subadviser that would be contained in a proxy statement, including any change in such disclosure caused by the addition of a new Subadviser.  Each Fund will meet this condition by providing shareholders (or unit holders) with an information statement meeting the disclosure requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934 within 90 days of the hiring of a subadviser.
7.           The Adviser will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of each Fund’s portfolio, and, subject to review and approval by the Board, will: (i) set the Fund’s overall investment strategies; (ii) select Subadviser(s); (iii) monitor and evaluate the performance of Subadviser(s); (iv) ensure that the Subadviser(s) comply with each Fund’s investment objectives, policies and restrictions by, among other things, implementing procedures reasonably designed to ensure compliance; and (v) allocate and, where appropriate, reallocate a Fund’s assets among its Subadvisers when a Fund has more than one Subadviser.
8.           No trustee or officer of the Trust or director or officer of the Adviser will own, directly or indirectly (other than through a pooled investment vehicle that is not controlled by that trustee, director or officer), any interest in a Subadviser, except for: (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Subadviser or any entity that controls, is controlled by, or is under common control with a Subadviser.
For the Commission, by the Division of Investment Management, under delegated authority.

Jonathan G. Katz
Secretary

[1]
Applicants also request relief with respect to future Funds and any other registered open-end management investment company and its series that in the future: (a) is advised by the Adviser, or a person controlling, controlled by or under common control with the Adviser; (b) operates in substantially the same manner as the Funds with regard to the Adviser’s responsibility to select, evaluate, and supervise Subadvisers; and (c) complies with the terms and conditions in the application (“Future Funds”).  The only existing registered open-end management investment company that currently intends to rely on the order is named as an applicant.

A-

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To Vote by Telephone

1)	Read the Proxy Statement and have the Voting Instruction Form at hand.
2)	Call toll-free at 1-888-221-0697
3)	Follow the recorded instructions

To Vote by Internet

1)	Read the Proxy Statement and have the Voting Instruction Form at hand.
2)	Go to www.proxyweb.com
3)	Follow the on-line instructions.

To Vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on reverse.
3)	Sign, date and return the Voting Instruction Form in the enclosed envelope provided.

VOTING INSTRUCTIONS SOLICITED BY
[Insurance Company name prints here]
FOR A SPECIAL MEETING OF SHAREHOLDERS OF SUN CAPITAL ADVISERS TRUST TO BE HELD ON JULY 15, 2009.

[Fund Name Prints Here]
[Insurance Company Name Prints Here]

I hereby instruct [insurance company] to vote, as indicated on the attached form, the shares of the above-referenced Fund (the “Fund”) of Sun Capital Advisers Trust to which I am entitled to give instructions at the Meeting of Shareholders of the Fund (the “Meeting”) to be held on July 15, 2009, at 10:00 a.m. (E.T.), or any adjournments thereof at One Sun Life Executive Park, Wellesley, Massachusetts 02481.

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY.

Date: ______________________, 2009

___________________________________
Signature(s)

Please sign exactly as your name(s) appears hereon. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual’s signature must be followed by his or her full title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THESE VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

FOR	AGAINST	ABSTAIN

Proposal 1. To approve a proposal to continue to rely on the Trust’s manager of managers order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC (“Sun Capital”) to appoint one or more subadvisers, and permits the Trust and Sun Capital to enter into and amend material terms (including fee arrangements) of subadvisory agreements without having to obtain further shareholder approval.
☐	☐	☐

In the discretion of [insurance company], it is authorized to vote upon such other business as may properly come before the Meeting and any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697.  Follow the recorded instructions.
Vote on the Internet:  Log on to www.proxyweb.com.  Follow the on-screen instructions.
Vote by Mail:  Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF SUN CAPITAL ADVISERS TRUST
JULY 15, 2009, 10:00 AM EASTERN TIME

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[FUND NAME PRINTS HERE]
[INSURANCE COMPANY NAME PRINTS HERE]

The undersigned, revoking previous proxies, hereby appoints Maura A. Murphy and James F. Alban, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders to be held on July 15, 2009 at the offices of Sun Capital Advisers Trust, One Sun Life Executive Park, Wellesley, Massachusetts 02481 commencing at 10:00 a.m. Eastern Time, and any adjournments thereof (the “Special Meeting”), and to vote all of the undersigned’s shares in the above-named Fund that the undersigned would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting and the Proxy Statement.

This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Special Meeting, this proxy card grants discretionary power to said proxies to vote upon such other matter in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement.

Proxy Card must be signed and dated below:

Date: ______________________, 2009

___________________________________
Signature(s)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each owner should sign.  Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

FOR	AGAINST	ABSTAIN

Proposal 1. To approve a proposal to continue to rely on the Trust’s manager of managers order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC (“Sun Capital”) to appoint one or more subadvisers, and permits the Trust and Sun Capital to enter into and amend material terms (including fee arrangements) of subadvisory agreements without having to obtain further shareholder approval.
☐	☐	☐

PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697.  Follow the recorded instructions.
Vote on the Internet:  Log on to www.proxyweb.com.  Follow the on-screen instructions.
Vote by Mail:  Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
OF SUN CAPITAL ADVISERS TRUST
JULY 15, 2009, 10:00 AM EASTERN TIME

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

[FUND NAME PRINTS HERE]
[PORTFOLIO NAME PRINTS HERE]

The undersigned, revoking previous proxies, hereby appoints Maura A. Murphy and James F. Alban, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders to be held on July 15, 2009 at the offices of Sun Capital Advisers Trust, One Sun Life Executive Park, Wellesley, Massachusetts 02481 commencing at 10:00 a.m. Eastern Time, and any adjournments thereof (the “Special Meeting”), and to vote all of the shares of the above-named Fund that the undersigned Portfolio would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting and the Proxy Statement.

This proxy, when properly executed, will be voted as indicated below. If you sign without otherwise indicating a vote on a Proposal, this proxy will be voted “FOR” such Proposal. As to any other matter that may properly come before the Special Meeting, this proxy card grants discretionary power to said proxies to vote upon such other matter in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement.

Proxy Card must be signed and dated below:

Date: ______________________, 2009

___________________________________
Signature(s)

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each owner should sign.  Attorneys-in-fact, executors, administrators, etc. should so indicate.  If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF SUN CAPITAL ADVISERS TRUST IN WRITING AT ONE SUN LIFE EXECUTIVE PARK, WELLESLEY, MASSACHUSETTS 02481.

FOR	AGAINST	ABSTAIN

Proposal 1. To approve a proposal to continue to rely on the Trust’s manager of managers order, which permits the Trust’s Board of Trustees and Sun Capital Advisers LLC (“Sun Capital”) to appoint one or more subadvisers, and permits the Trust and Sun Capital to enter into and amend material terms (including fee arrangements) of subadvisory agreements without having to obtain further shareholder approval.
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PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.